UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  December 14, 2010

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

Acquisition of residual rights to mobile search patents and settlement of litigation

On December 14 2010, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), entered into a Confidential Settlement Agreement (the “Agreement”), a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, to acquire certain rights (“the Loyaltypoint Rights”) pertaining to its United States Patents 6,430,554; 6,651,053; 6,675,165 and 6,766,363 (the “Loyaltypoint Patents”) from BP GBL Section 3.4, LLC (“BP”), and to settle all litigation between the Company and  Rothschild Trust Holdings, LLC (“RTH”) in exchange for restricted shares of the Company’s $0.001 par value common stock. The Company anticipates that the issuance of such shares is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The Loyaltypoint Rights included the right to receive 10% of the Company’s revenues from the Loyaltypoint Patents, and certain internal use rights related to the Loyaltpoint Patents. The Company now owns all rights to the Loyaltypoint patents.

In connection with the transaction, BP, RTH and Leigh M. Rothschild executed an assignment of all their interests in the Loyaltypoint Rights to the Company, which the Company will file with the United States Patent & Trademark Office.  In addition, RTH and the Company agreed to file a joint dismissal of their pending litigation. Furthermore, BP, RTH and Leigh M. Rothschild granted to the Company and the Company granted to BP, RTH and Leigh M. Rothschild, mutual releases from past, present and future claims, and entered into covenants not to sue, with respect to the Loyaltypoint Rights and Loyaltypoint Patents.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 herein above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Agreement, dated December 14, 2010, by and between the Company and Rothschild Trust Holdings, LLC; BP BL Section 3.4, LLC; and Leigh M. Rothschild	Provided Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2010	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Michael Zima
	Name:	Michael Zima
	Its:	Chief Financial Officer